UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22295
Multi-Sector Option Strategy Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Multi-Sector Option Strategy Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Corporate Bonds & Notes — 14.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 1.2%

Altria Group, Inc., 8.50%, 11/10/13	$1,000	$1,206,379

		$1,206,379

Beverages — 3.4%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$1,000	$1,136,436
Coca-Cola Refreshments USA, Inc., 7.375%, 3/3/14	1,000	1,204,724
Diageo Capital PLC, 4.828%, 7/15/20	1,000	1,119,380

		$3,460,540

Computers — 1.1%

Hewlett-Packard Co., 6.125%, 3/1/14	$1,000	$1,159,107

		$1,159,107

Electric — 1.3%

Dominion Resources, Inc., 5.20%, 8/15/19	$1,200	$1,364,033

		$1,364,033

Foods — 2.2%

Kraft Foods, Inc., Sr. Notes, 5.375%, 2/10/20	$1,000	$1,122,440
Kroger Co. (The), 6.40%, 8/15/17	1,000	1,187,552

		$2,309,992

Media — 1.0%

Walt Disney Co. (The), 6.375%, 3/1/12	$1,000	$1,075,297

		$1,075,297

Retail — 3.5%

CVS Caremark Corp., 5.75%, 6/1/17	$1,000	$1,155,448
Home Depot, Inc., 5.25%, 12/16/13	1,087	1,211,536
Staples, Inc., 9.75%, 1/15/14	1,000	1,239,697

		$3,606,681

Telecommunications — 1.1%

Deutsche Telekom International Finance B.V., 5.25%, 7/22/13	$1,000	$1,103,148

		$1,103,148

Total Corporate Bonds & Notes
(identified cost $15,136,876)		$15,285,177

Commercial Mortgage-Backed Securities — 46.7%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2003-2, Class A4,
5.061%, 3/11/41(1)	$1,500	$1,631,637
BACM, Series 2004-1, Class A4,
4.76%, 11/10/39	1,500	1,605,314
BACM, Series 2004-6, Class A5,
4.811%, 12/10/42	1,500	1,604,064
BACM, Series 2005-1, Class A5,
5.159%, 11/10/42(1)	1,500	1,655,511
BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	1,100	1,156,736
BSCMS, Series 2004-T14, Class A4,
5.20%, 1/12/41(1)	1,250	1,357,991
CGCMT, Series 2004-C1, Class A3,
5.251%, 4/15/40(1)	383	403,941
CGCMT, Series 2004-C1, Class A4,
5.373%, 4/15/40(1)	1,000	1,092,594
CGCMT, Series 2004-C2, Class A5,
4.733%, 10/15/41	1,300	1,394,764
COMM, Series 2004-LB2A, Class A4,
4.715%, 3/10/39	1,500	1,592,107
CSFB, Series 2003-C3, Class A5,
3.936%, 5/15/38	1,500	1,575,224
CSFB, Series 2004-C1, Class A4,
4.75%, 1/15/37(1)	1,500	1,590,912
CSFB, Series 2004-C2, Class A2,
5.416%, 5/15/36(1)	1,300	1,413,258
CSFB, Series 2004-C3, Class A5,
5.113%, 7/15/36(1)	1,250	1,337,775
CSFB, Series 2004-C4, Class A5,
4.514%, 10/15/39	1,500	1,534,868
CSFB, Series 2005-C1, Class A4,
5.014%, 2/15/38(1)	1,250	1,351,806
GECMC, Series 2004-C1, Class A3,
4.596%, 11/10/38	1,000	1,059,897
GECMC, Series 2004-C2, Class A4,
4.893%, 3/10/40	1,260	1,357,012
GECMC, Series 2004-C3, Class A4,
5.189%, 7/10/39(1)	1,650	1,795,413
GECMC, Series 2005-C1, Class A3,
4.578%, 6/10/48	1,288	1,330,932
GMACC, Series 2004-C3, Class A5,
4.864%, 12/10/41	1,250	1,356,136
GSMS, Series 2004-GG2, Class A6,
5.396%, 8/10/38(1)	1,250	1,363,827
JPMCC, Series 2003-C1, Class A2,
4.985%, 1/12/37	1,500	1,596,327
JPMCC, Series 2003-CB7, Class A4,
4.879%, 1/12/38(1)	150	161,235

See notes to financial statements

Multi-Sector Option Strategy Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

JPMCC, Series 2004-C1, Class A3,
4.719%, 1/15/38	$1,000	$1,063,198
JPMCC, Series 2005-CB11, Class A3,
5.197%, 8/12/37	1,250	1,286,545
JPMCC, Series 2005-LDP1, Class A3,
4.865%, 3/15/46	1,150	1,225,894
LB-UBS, Series 2004-C6, Class A3,
4.547%, 8/15/29	1,000	1,005,789
LB-UBS, Series 2004-C8, Class A4,
4.51%, 12/15/29	159	162,696
MLMT, Series 2004-BPC1, Class A4,
4.724%, 10/12/41(1)	1,000	1,052,986
MSC, Series 2003-IQ4, Class A2,
4.07%, 5/15/40	1,500	1,568,099
MSC, Series 2003-IQ6, Class A4,
4.97%, 12/15/41	1,250	1,354,972
MSC, Series 2004-IQ7, Class A4,
5.40%, 6/15/38(1)	1,250	1,369,148
MSC, Series 2004-IQ8, Class A5,
5.11%, 6/15/40(1)	1,500	1,612,098
WBCMT, Series 2004-C11, Class A5,
5.215%, 1/15/41(1)	1,500	1,597,136
WBCMT, Series 2004-C12, Class A4,
5.305%, 7/15/41(1)	1,225	1,341,102
WBCMT, Series 2005-C17, Class A4,
5.083%, 3/15/42(1)	1,250	1,356,565

Total Commercial Mortgage-Backed Securities
(identified cost $44,203,120)		$48,315,509

Call Options Purchased — 0.1%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	69	$1,275.00	11/20/10	$2,760
S&P 500 Index FLEX	69	1,245.00	11/2/10	16
S&P 500 Index FLEX	69	1,245.00	11/3/10	65
S&P 500 Index FLEX	69	1,255.00	11/5/10	103
S&P 500 Index FLEX	69	1,260.00	11/9/10	661
S&P 500 Index FLEX	69	1,265.00	11/11/10	891
S&P 500 Index FLEX	69	1,265.00	11/12/10	1,186
S&P 500 Index FLEX	69	1,265.00	11/16/10	2,868
S&P 500 Index FLEX	69	1,270.00	11/24/10	6,406
S&P 500 Index FLEX	75	1,275.00	11/26/10	8,092
S&P 500 Index FLEX	69	1,280.00	11/18/10	1,758
S&P 500 Index FLEX	69	1,280.00	11/23/10	3,675

Total Call Options Purchased
(identified cost $54,118)				$28,481

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	69	$1,070.00	11/20/10	$14,145
S&P 500 Index	64	1,080.00	12/18/10	56,000
S&P 500 Index FLEX	69	1,015.00	11/3/10	1
S&P 500 Index FLEX	69	1,025.00	11/5/10	22
S&P 500 Index FLEX	69	1,025.00	11/9/10	259
S&P 500 Index FLEX	69	1,030.00	11/2/10	0
S&P 500 Index FLEX	69	1,030.00	11/11/10	681
S&P 500 Index FLEX	69	1,030.00	11/12/10	923
S&P 500 Index FLEX	69	1,045.00	11/24/10	10,017
S&P 500 Index FLEX	75	1,045.00	11/26/10	14,320
S&P 500 Index FLEX	69	1,050.00	11/16/10	4,220
S&P 500 Index FLEX	69	1,065.00	11/23/10	14,167
S&P 500 Index FLEX	69	1,075.00	11/18/10	10,967

Total Put Options Purchased
(identified cost $296,141)				$125,722

Short-Term Investments — 33.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)	$34,438	$34,438,191

Total Short-Term Investments
(identified cost $34,438,191)		$34,438,191

Total Investments — 95.0%
(identified cost $94,128,446)		$98,193,080

Call Options Written — (0.6)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	69	$1,220.00	11/20/10	$(40,020)
S&P 500 Index FLEX	69	1,190.00	11/2/10	(38,705)
S&P 500 Index FLEX	69	1,190.00	11/3/10	(45,508)
S&P 500 Index FLEX	69	1,200.00	11/5/10	(31,025)
S&P 500 Index FLEX	69	1,205.00	11/9/10	(38,266)
S&P 500 Index FLEX	69	1,210.00	11/11/10	(35,484)
S&P 500 Index FLEX	69	1,210.00	11/12/10	(38,570)
S&P 500 Index FLEX	69	1,210.00	11/16/10	(50,996)
S&P 500 Index FLEX	69	1,215.00	11/24/10	(61,689)
S&P 500 Index FLEX	75	1,220.00	11/26/10	(65,214)
S&P 500 Index FLEX	69	1,225.00	11/18/10	(30,083)
S&P 500 Index FLEX	69	1,225.00	11/23/10	(40,882)
U.S. 5-Year Treasury Note Futures	155	121.50	11/26/10	(81,133)

Total Call Options Written
(premiums received $636,829)				$(597,575)

See notes to financial statements

Multi-Sector Option Strategy Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Put Options Written — (0.2)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	69	$1,125.00	11/20/10	$(45,195)
S&P 500 Index FLEX	69	1,070.00	11/3/10	(56)
S&P 500 Index FLEX	69	1,080.00	11/5/10	(591)
S&P 500 Index FLEX	69	1,080.00	11/9/10	(2,684)
S&P 500 Index FLEX	69	1,085.00	11/2/10	(46)
S&P 500 Index FLEX	69	1,085.00	11/11/10	(5,152)
S&P 500 Index FLEX	69	1,085.00	11/12/10	(6,246)
S&P 500 Index FLEX	69	1,100.00	11/24/10	(31,784)
S&P 500 Index FLEX	75	1,100.00	11/26/10	(41,361)
S&P 500 Index FLEX	69	1,105.00	11/16/10	(19,064)
S&P 500 Index FLEX	69	1,120.00	11/23/10	(45,103)
S&P 500 Index FLEX	69	1,130.00	11/18/10	(42,124)

Total Put Options Written
(premiums received $506,878)				$(239,406)

Other Assets, Less Liabilities — 5.8%				$6,048,588

Net Assets — 100.0%				$103,404,687

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BACM - Bank of America Commercial Mortgage, Inc.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

CGCMT - Citigroup Commercial Mortgage Trust

COMM - Commercial Mortgage Pass-Through Certificate

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

FLEX - FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

GECMC - General Electric Commercial Mortgage Corporation

GMACC - GMAC Commercial Mortgage Securities, Inc.

GSMS - Goldman Sachs Mortgage Securities Corporation II

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)	Weighted average fixed-rate coupon that changes/updates monthly.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business on August 24, 2010 to October 31, 2010 was $8,926.

See notes to financial statements

Multi-Sector Option Strategy Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $59,690,255)	$63,754,889
Affiliated investment, at value (identified cost, $34,438,191)	34,438,191
Cash	56,422
Cash collateral on deposit at brokers	5,767,829
Interest receivable	422,559
Interest receivable from affiliated investment	5,719
Receivable for investments sold	94,966

Total assets	$104,540,575

Liabilities

Written options outstanding, at value (premiums received, $1,143,707)	$836,981
Payable for investments purchased	77,669
Payable for variation margin on open financial futures contracts	92,126
Payable to affiliates:
Investment adviser fee	73,073
Trustees’ fees	260
Accrued expenses	55,779

Total liabilities	$1,135,888

Net Assets applicable to investors’ interest in Portfolio	$103,404,687

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$99,295,548
Net unrealized appreciation	4,109,139

Total	$103,404,687

Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest	$468,604
Interest allocated from affiliated investment	9,170
Expenses allocated from affiliated investment	(244)

Total investment income	$477,530

Expenses

Investment adviser fee	$126,492
Trustees’ fees and expenses	260
Custodian fee	11,057
Legal and accounting services	44,902
Miscellaneous	2,307

Total expenses	$185,018

Net investment income	$292,512

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(193,605)
Investment transactions allocated from affiliated investment	349
Written options	(78,214)

Net realized loss	$(271,470)

Change in unrealized appreciation (depreciation) —
Investments	$183,569
Written options	306,726
Financial futures contracts	(262,221)

Net change in unrealized appreciation (depreciation)	$228,074

Net realized and unrealized gain	$(43,396)

Net increase in net assets from operations	$249,116

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.

See notes to financial statements

Multi-Sector Option Strategy Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$292,512
Net realized loss from investment transactions and written options	(271,470)
Net change in unrealized appreciation (depreciation) from investments, written options and financial futures contracts	228,074

Net increase in net assets from operations	$249,116

Capital transactions —
Contributions	$105,112,579
Withdrawals	(1,957,008)

Net increase in net assets from capital transactions	$103,155,571

Net increase in net assets	$103,404,687

Net Assets

At beginning of period	$—

At end of period	$103,404,687

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.

See notes to financial statements

Multi-Sector Option Strategy Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Period Ended
	October 31, 2010(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses	1.20	%(2)
Net investment income	1.90	%(2)
Portfolio Turnover	2	%(3)

Total Return	0.30	%(3)

Net assets, end of period (000’s omitted)	$103,405

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

Multi-Sector Option Strategy Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Multi-Sector Option Strategy Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on August 24, 2010. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Multi-Strategy Absolute Return Fund held a 96.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

Multi-Sector Option Strategy Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from August 24, 2010 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — The Portfolio generally intends to sell exchange traded options on the S&P 500 Index which are cash settled instruments. Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. As the writer of an index put option, the Portfolio is responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Portfolio will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. As the writer of an index call option, the Portfolio is responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Portfolio will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — The Portfolio generally intends to purchase exchange traded options on the S&P 500 Index which are cash settled instruments. Upon the purchase of a call or put option, the premium paid by the

Multi-Sector Option Strategy Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index put option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. As the purchaser of an index call option, the Portfolio has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets that are subject to a written put spread and/or call spread strategy up to $500 million and at reduced rates on such daily net assets of $500 million or more. The investment adviser fee is payable monthly. For the period from the start of business on August 24, 2010 to October 31, 2010, the investment adviser fee amounted to $126,492 or 0.82% (annualized) of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business on August 24, 2010 to October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

The Portfolio acquired substantially all of the investments of Multi-Sector Portfolio (another portfolio managed by BMR in which Eaton Vance Multi-Strategy Absolute Return Fund held a 99% interest) through a series of transactions occurring from August 24, 2010 through September 7, 2010. The total value of the investments acquired amounted to $62,943,797 and were valued on the transaction date in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees. No gain or loss was recognized on the transactions and the historical cost basis of the securities, as reported by Multi-Sector Portfolio, amounting to $59,062,732 was carried forward to the Portfolio.

Purchases and sales of investments, other than short-term obligations and the transactions described above, and including maturities and paydowns, aggregated $1,699,096 and $1,186,213 for the period from the start of business on August 24, 2010 to October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$98,012,922

Gross unrealized appreciation	$4,474,084
Gross unrealized depreciation	(4,293,926)

Net unrealized appreciation	$180,158

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular

Multi-Sector Option Strategy Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2010 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/10	118 S&P 500 E-Mini Index	Short	$(6,853,824)	$(6,960,230)	$(106,406)
12/10	135 U.S. 10-Year Treasury Note	Short	(16,986,793)	(17,047,969)	(61,176)
12/10	120 U.S. 5-Year Treasury Note	Short	(14,494,736)	(14,589,375)	(94,639)

					$(262,221)

Written options activity for the period from the start of business on August 24, 2010 to October 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	—	$—
Options written	3,699	2,458,214
Options exercised	(1,876)	(1,314,507)

Outstanding, end of period	1,823	$1,143,707

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks in connection with its use of derivatives.

Equity Risk: The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio purchases and sells U.S. Treasury futures contracts and options thereon.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity	Futures Contracts	$—		$(106,406	)*
Equity	Purchased Options	154,203	(1)	—
Equity	Written Options	—		(836,981	)(2)

		$154,203		$(943,387)

Interest Rate	Futures Contracts	$—		$(155,815	)*

		$—		$(155,815)

*	Amount represents cumulative unrealized appreciation (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the period from the start of business on August 24, 2010 to October 31, 2010 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation) on
		Derivatives	Derivatives
		Recognized in	Recognized in
Risk	Derivative	Income(1)	Income

Equity	Purchased Options	$(311,457)	$(196,056	)(2)
Equity	Written Options	(78,214)	306,726(3)
Equity	Futures Contracts	—	(106,406	)(4)
Interest rate	Futures Contracts	—	(155,815	)(4)

Total		$(389,671)	$(151,551)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

Multi-Sector Option Strategy Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the period from the start of business on August 31, 2010 to October 31, 2010, which is indicative of the volume of this derivative type, was approximately $11,306,000.

The average number of purchased option contracts outstanding during the period from the start of business on August 31, 2010 to October 31, 2010, which is indicative of the volume of this derivative type, was approximately 1,600 contracts.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds & Notes	$—	$15,285,177	$—	$15,285,177
Commercial Mortgage-Backed Securities	—	48,315,509	—	48,315,509
Call Options Purchased	2,760	25,721	—	28,481
Put Options Purchased	70,145	55,577	—	125,722
Short-Term Investments	—	34,438,191	—	34,438,191

Total Investments	$72,905	$98,120,175	$—	$98,193,080

Liability Description

Call Options Written	$(40,020)	$(557,555)	$—	$(597,575)
Put Options Written	(45,195)	(194,211)	—	(239,406)
Futures Contracts	(262,221)	—	—	(262,221)

Total	$(347,436)	$(751,766)	$—	$(1,099,202)

Multi-Sector Option Strategy Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Multi-Sector Option Strategy Portfolio:
We have audited the accompanying statement of assets and liabilities of Multi-Sector Option Strategy Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, August 24, 2010, to October 31, 2010. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Multi-Sector Option Strategy Portfolio as of October 31, 2010, and the results of its operations, the changes in its net assets, and the supplementary data for the period from the start of business, August 24, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2010

Multi-Sector Option Strategy Portfolio

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on June 7, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of Multi-Sector Option Strategy Portfolio (the “Portfolio”), with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”), and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-Adviser”).The Board reviewed information furnished for the June 7, 2010 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio;
•	Comparative information concerning fees charged by the Adviser and Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser and Sub-Adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and the Sub-Adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-Adviser, together with information relating to compliance with and the administration of such codes;
•	Copies or descriptions of the Adviser’s and the Sub-Adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates and the Sub-Adviser on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and the Sub-Adviser;
•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator and the Sub-Adviser; and
•	The terms of the investment advisory agreement and the sub-advisory agreement.

Multi-Sector Option Strategy Portfolio

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement and sub-advisory agreement with the Adviser and the Sub-Adviser, including their fee structures are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser and the Sub-Adviser.

The Board considered the Adviser’s and Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio. The Board considered the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and, with respect to the Adviser, whose responsibilities may include supervising the Sub-Adviser and coordinating activities in implementing the Portfolio’s investment strategy. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as relevant to investing in stocks and put options on indices and selling call options on various indices, including the S&P 500 Index. With respect to the Sub-Adviser, the Board considered the Sub-Adviser’s business reputation and its options strategy and its past experience in implementing such strategy. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Sub-Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Portfolio Performance

Because the Portfolio has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board concluded that the management fees proposed to be charged to the Portfolio for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof, including the Sub-Adviser in providing investment advisory and administrative services to the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to

Multi-Sector Option Strategy Portfolio

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, the Sub-Adviser and the Portfolio to share such benefits equitably.

Multi-Sector Option Strategy Portfolio

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Multi-Sector Option Strategy Portfolio (the Portfolio) are responsible for the overall management and supervision of the Portfolio’s affairs. The Trustees and officers of the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “PRA” refers to Parametric Risk Advisors LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and Other	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Portfolio.	184	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2010	Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Multi-Sector Option Strategy Portfolio

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and Other	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Portfolio	Service	During Past Five Years

Kenneth Everding 1962	Vice President	Since 2010	Managing Director of PRA. Previously, Managing Director at BNP Paribas (2003-2005). Officer of 2 registered investment companies managed by EVM or BMR.

Jonathan Orseck 1968	Vice President	Since 2010	Managing Director of PRA. Previously, Managing Director at Bank of America Securities (2004-2006). Officer of 2 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President	Since 2010	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President	Since 2010	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 1956	President	Since 2010	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Multi-Sector Option Strategy Portfolio

MANAGEMENT AND ORGANIZATION CONT’D

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Eaton Vance Multi-Strategy Absolute Return Fund (which invests in the Portfolio) includes additional information about the Trustees and officers of the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from the commencement of operations on August 24, 2010 to October 31, 2010, by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Years Ended	10/31/10

Audit Fees	$33,000

Audit-Related Fees(1)	$0

Tax Fees(2)	$10,000

All Other Fees(3)	$900

Total	$43,900

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Years Ended	10/31/10

Registrant*	$10,900

Eaton Vance(1)	$278,901

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

*	Registrant commenced operations on 8/24/2010.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Multi-Sector Option Strategy Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: December 22, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: December 22, 2010

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: December 22, 2010